PREFERRED SHARES AND WARRANTS TO PREFERED SHARES (Tables)	12 Months Ended
Dec. 31, 2019
Disclosure of preferred shares and warrants to prefered shares [abstract]
Schedule of Valuations of Fair Value of Instruments
As of the closing of the IPO, July 2, 2018, the Company prepared valuations of the fair value of the instruments described above using a combination of the Probability-Weighted Expected Return Method and Back Solve option pricing method model. The following parameters were used:

July 2
2018
Price per share*	$865
Volatility	62%
Probability of entering Phase 2b/3	NA
Probability for IPO	100%

* The price per share as of July 2, 2018 was based on quoted price on Nasdaq before shares split.

Immediately prior to the IPO, the fair value measurement of the preferred shares and the convertible loan was based upon the fair value of the Company's share (the IPO price) only, which represents a level 1 measurement, while the Fair value of the warrants to ordinary shares represent a level 3 measurement.